UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2008

PetroHunter Energy Corporation
(Exact name of registrant as specified in its charter)

Maryland	000-51152	98-0431245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Stout Street, Suite 2000, Denver, CO 80202
 (Address of principal executive offices)       (Zip Code)

Registrant’s telephone number, including area code: (303) 572-8900

1875 Lawrence Street, Suite 1400, Denver, CO 80202
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 14, 2008, the registrant executed an unsecured promissory note for $100,000 in favor of Bruner Family Trust UTD March 28, 2005.  Interest accrues at the three-month LIBOR rate plus 3% and adjusts on the first day of each calendar quarter.  The note matures on March 14, 2009.

One of the trustees of Bruner Family Trust UTD March 28, 2005 is Marc E. Bruner, the son of Marc A. Bruner, who is the largest beneficial holder of the registrant’s outstanding shares.

Proceeds of the loan were used for working capital.

Item 9.01                       Financial Statements and Exhibits

Regulation S-K Number	Document

10.1	Promissory Note dated March 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHUNTER ENERGY CORPORATION
March 14, 2008	By: /s/ David E. Brody David E. Brody, Vice President and General Counsel

EXHIBIT INDEX

Regulation S-K Number	Document
10.1	Promissory Note dated March 14, 2008